United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 9, 2020

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-066764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	IFMK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on December 11, 2019, iFresh Inc. (the “Company”) entered into an agreement (the “Conversion Agreement”) between Mr. Deng and the Company, pursuant to which the Mr. Deng agreed to convert $3,500,000 of debt owed to him by the Company into 1,000 preferred shares of the Company’s common stock. Upon receiving stockholder approval for the conversion, the 1,000 shares of preferred stock will automatically convert into 9,210,526 shares of the Company’s common stock.

On January 9, 2020, the Company and Mr. Deng amended the Conversion Agreement to extend the date on which it could be completed to January 15, 2020. On January 13, 2020, the Company filed a Certificate of Designation creating the class of Preferred Stock required by the Conversion Agreement, and $3,500,000 of liabilities owed to Mr. Deng were converted into 1,000 shares of Series A Convertible Preferred Stock (the “Preferred Stock”). The Preferred Stock has no voting rights, and will convert automatically into 9,210,526 shares of the Company’s common stock once the conversion is approved by the Company’s stockholders. In the event of the liquidation of the Company, the Preferred Stock has a preference equal to $3,500,000 over the Company’s common stock.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 1.01, on January 13, 2020, the Company issued 1,000 shares of Preferred Stock to Mr. Deng upon cancellation of $3,500,000 of liabilities. The Preferred Stock was issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2020, received a letter from Long Yi pursuant to which Mr. Yi resigned from his position as Chief Financial Officer of the Company, effective January 10, 2020. The Company is working to find a suitable replacement for Mr. Yi.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure relating to the filing of a certificate of designation creating the Preferred Stock is incorporated by reference from Item 1.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation for Series A Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 13, 2020

iFRESH INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chief Executive Officer

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